UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

EATON VANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	1 – 8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2018, the Board of Directors and the Voting Shareholders of Eaton Vance Corp. (the “Company”) approved the Eaton Vance Corp. 2013 Omnibus Incentive Plan, as amended and restated (the “Plan”).

The Plan provides for the grant of stock-based incentives, including stock options, restricted stock and deferred stock awards, to employees of the Company, including its officers, as well as grants to certain members of the Company’s Board of Directors who qualify as non-employee directors. The Plan was amended and restated to: (i) revise the name of phantom stock units to “deferred stock units”, (ii) eliminate the automatic grant of initial and annual stock option awards for directors and allow instead for awards at the discretion of the Board, and (iii) increase the initial and annual deferred stock unit awards for directors to adjust for elimination of the fixed annual stock option grant and revise related provisions for deferred stock unit award settlement. The number of shares issuable under the Plan was not changed and remains at up to a total of twenty-five million five-hundred thousand (25,500,000) shares of the Company’s non-voting common stock, subject to adjustment in the event of stock splits, stock dividends or similar events.

The description of the Plan is qualified in its entirety by the actual plan document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The disclosure under Item 5.02 of this Current Report on Form 8-K in connection with the approval of the Plan is incorporated into this Item 5.07 by reference. The Company’s Voting Shareholders approved the Plan by unanimous written consent on October 24, 2018.

Item 9.01	Financial Statements and Exhibits

Exhibit No.            Document

10.1                         Amended and Restated Eaton Vance Corp. 2013 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:       October 26, 2018                                                       /s/ Laurie G. Hylton

                                                                                                        Laurie G. Hylton

                                                                                                         Chief Financial Officer